UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

ARMSTRONG WORLD INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-2116	23-0366390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania		17603
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AWI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2026, Armstrong World Industries, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Annual Meeting") during which the Company’s shareholders: (i) elected all nine (9) nominees to the Company's Board of Directors (the "Board"), (ii) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2026 fiscal year, (iii) approved the 2026 Directors Stock Unit Plan, and (iv) approved, on an advisory basis, the Company's executive compensation program. The voting results are set forth in the tables below.

Election of Directors

	For	Withheld	Broker Non-Vote
Victor D. Grizzle	35,248,131	1,475,013	2,053,748
Mark A. Hershey	36,447,673	275,471	2,053,748
Richard D. Holder	33,617,902	3,105,242	2,053,748
Kevin P. Holleran	36,162,224	560,920	2,053,748
Barbara L. Loughran	35,723,948	999,196	2,053,748
William H. Osborne	35,330,096	1,393,048	2,053,748
Kathleen E. Pitre	36,379,779	343,365	2,053,748
Wayne R. Shurts	36,036,608	686,536	2,053,748
Roy W. Templin	36,428,719	294,425	2,053,748

Ratification of the Appointment of KPMG LLP

For	Against	Abstain	Broker Non-Vote
37,098,530	1,559,588	118,774	-

Approval of 2026 Directors Stock Unit Plan

For	Against	Abstain	Broker Non-Vote
36,119,326	482,889	120,929	2,053,748

Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-Vote
35,408,662	1,189,247	125,235	2,053,748

Section 8 - Other Events

Item 8.01 Other Events.

Appointment of Board Committee Members and Chairs

Following the Annual Meeting, the Board appointed the following directors to be members of the Board's standing committees, effective immediately.

Committee	Members
Audit	Richard D. Holder, Barbara L. Loughran (Chair), Kathleen E. Pitre and Wayne R. Shurts
Finance	Richard D. Holder, Barbara L. Loughran, and Roy W. Templin (Chair)
Management Development & Compensation	Kevin P. Holleran, William H. Osborne, Kathleen E. Pitre and Wayne R. Shurts (Chair)
Nominating, Governance & Social Responsibility	Richard D. Holder (Chair), Kevin P. Holleran, and William H. Osborne

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/s/ Jessica M. Cicali
Jessica M. Cicali
Senior Vice President, General Counsel, Chief Compliance Officer & Secretary

Date: June 16, 2026